UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	November 7, 2006

First Business Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-51028	39-1576570
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

401 Charmany Drive, Madison, Wisconsin 53719
(Address of principal executive offices, including zip code)

(608) 238-8008
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        On November 7, 2006, First Business Bank (the “Bank”), a wholly owned subsidiary of First Business Financial Services, Inc. (the “Company”), executed an amended and restated Agreement, effective January 1, 2005 (the “Agreement”), by and between First Business Bank and Corey Chambas, the president and chief executive officer of the Bank at the effective time of the Agreement. The Agreement supersedes the prior agreement, dated September 1, 2004 (the “2004 Agreement”), between the Bank and Mr. Chambas and makes the following material changes to the 2004 Agreement:

•	Revises the definition of “Change in Control” to include a change in the majority of the Board of Directors during any 12-month period, rather than any two-year period.

•	Revises the definition of “Salary” to be the total of Mr. Chambas’s base salary for the year of his separation from service, plus the highest of (i) his target bonus for the year, (ii) the average of his actual bonuses for the immediately preceding two years, or (iii) the average of his actual bonuses for the immediately preceding three years. The 2004 Agreement defined “Salary” as the average W-2 Box 1 compensation, including bonuses, for the five-year period immediately preceding the year of termination of Mr. Chambas’s employment.

•	Revises the calculations of Severance and Change in Control benefits to be based in part on the new definition of Salary, rather than on Earned Compensation, which was defined in the 2004 Agreement as Salary (as defined in the 2004 Agreement) plus the average of Mr. Chambas’s deferred compensation designated under any deferred compensation plan for the 5 years immediately preceding the year of his termination.

•	Increases the length of service required for eligibility for retirement benefits from 20 years to 23 years.

•	Decreases from three years to two years the period of time following a Change of Control during which Mr. Chambas’s termination would entitle him to the Change in Control benefit.

•	Expands the geographic scope of the non-compete and non-solicitation covenants.

•	Makes certain technical amendments to conform the Agreement to the requirements of Section 409A of the Internal Revenue Code.

        A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being filed herewith:

(10.1)	Amended and Restated Agreement by and between First Business Bank and Corey Chambas.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BUSINESS FINANCIAL SERVICES, INC.
Date: November 13, 2006	By: /s/ James F. Ropella
James F. Ropella
Senior Vice President and Chief Financial
Officer

FIRST BUSINESS FINANCIAL SERVICES, INC.

Exhibit Index to Current Report on Form 8-K

 Exhibit
Number

10.1	Amended and Restated Agreement by and between First Business Bank and Corey Chambas.